SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

HILLENBRAND INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

700 State Route 46 East
Batesville, Indiana	47006-8835
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address,
if changed since last report.)

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Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
Press Release dated July 29, 2004

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 29, 2004, the Company announced its earnings for the third quarter ended June 30, 2004. This announcement is more fully described in the press release filed as Exhibit 99 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

     This information is also intended to be furnished under Item 9. “Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE: July 30, 2004	BY:	/S/	Scott K. Sorensen

Scott K. Sorensen
Vice President and
Chief Financial Officer

DATE: July 30, 2004	BY:	/S/	Gregory N. Miller

Gregory N. Miller
Vice President – Controller and
Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Description
99	Press release dated July 29, 2004 issued by the Company.

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